EXHIBIT 99.1

smc
INVESTMENT SOLUTIONS & SERVICES

MONEYWISE. BE WISE.

12

SELECTED GROWTH HIGHLIGHTS

25

Trading

Turnover

($ billion)

50

100

IPOs Distributed

($ million)

200

300

400

Q1

FY08

Number of

Locations

Q1

FY07

FY07

Revenue*

($ million)

FY06

FY05

250

500

750

1000

10

20

30

40

Q1

FY078

Q1

FY07

Q1

FY08

Q1

FY07

26

45

131

356

592

857

FY07

Earnings Before Income Taxes*

($ million)

FY06

FY05

10

20

30

40

FY07

Net Income*

($ million)

FY06

FY05

10

20

30

40

9.3

18.4

34.3

1.8

7.8

18.5

1.2

5.4

13.4

*  These figures represent financial results for the SMC Group on a combined basis for the fiscal years ending March 31, 2005, 2006, and 2007, calculated on the basis of separate historical financial statements prepared in accordance with accounting principles generally accepted in India
(Indian GAAP).  Please see slide 31 for a reconciliation of these amounts to the corresponding amounts in the financial statements of SMC Global
Securities Ltd. and SAM Global Securities, Ltd., audited in accordance with U.S. GAAP.

Summary Income Statement (Fiscal Year Ended March 31)				Projected Results (Fiscal Year Ended March 31)		
Millions of $USD	**2005**	**2006**	**2007**	**2008E**	**2009E**	**2010E**
Revenues	9.27	18.38	34.33	65.96	94.99	128.21
Earnings Before Income Taxes	1.83	7.85	18.50	39.04	58.05	80.96
Net Income	1.20	5.44	13.40	25.78	40.94	57.77
Growth Rates						
Revenues		98.3%	86.8%	92.1%	44.0%	35.0%
Earnings Before Income Taxes		329.0%	135.7%	111.0%	48.7%	39.5%
Net Income		353.3%	146.3%	92.4%	58.8%	41.1%
Operating Margins	19.7%	42.7%	53.9%	59.2%	61.1%	63.1%

22

Historical & Projected Financial Results

* These figures represent financial results for the SMC Group on a combined basis for the fiscal years ending March 31, 2005, 2006 and 2007, calculated on the basis of separate historical financial statements prepared in accordance with accounting principles generally accepted in India (Indian GAAP).  Please see slide 31 for a reconciliation of these amounts to the corresponding amounts in the financial statements of SMC Global Securities Ltd. and SAM Global Securities Ltd., audited in accordance with U.S. GAAP.

** Assumes

(a) an increase in the number of branches to 1,050 by March of 2008, 1,200 by March 2009, and 1,600 by March 2010 (which the Group  believes to be a reasonable estimate based on historic growth and market potential);

(b) an annual GDP growth in India of 8% (which the Group believes to be a reasonable estimate based on statistics in the “Economic Survey 2006-2007” published by the Government of India);

(c) the absence of any adverse change in the Indian financial markets; and

(d) the expansion of the Group’s business into new geographic markets beginning with Dubai in 2007, and including New  York, London, Singapore and Hong Kong by 2009/2010 (which the Group believes to be reasonable based on past performance and market potential).

All company financials can be found in the Preliminary Proxy Statement on the SEC’s website at www.sec.gov.

*

**

smc
INVESTMENT SOLUTIONS & SERVICES

MONEYWISE. BE WISE.

Historical Financial Analysis: Reconciliation
Data in USD Million

        4.37

        8.09

        10.15

        0.58

        0.91

            1.11

       (1.04)

       (1.84)

         0.22

Total

            (1.70)

-

-

            (0.21)

-

-

(0.01)

-

-

Share of Equity investments

            (0.25)

-

-

-

-

-

-

-

-

Extra ordinary gain

               0.19

               0.28

                 0.65

-

-

-

-

-

-

Currency differences (PWC assumed an exchange
rate of 1 USD = INR 43.10 and SMC’s
management assumed an exchange rate
of 1 USD = INR 42)

         1.18

        1.53

          0.71

        0.30

      0.17

             (0.79)

      (1.03)

       (1.85)

        (0.18)

Differences in Indian GAAP and US GAAP

               0.27

               0.40

                 0.33

-

-

-

-

-

-

Differences In Provisional & Audited accounts
as on March 31, 2007

               0.19

               0.20

                 0.68

                    -

                    -

                       -

                    -

                    -

                      -

Due to legal entity structure as at March 31, 2007,
financials of SMC Comex International
DMCC+ Nexgen Capitals Ltd. + DSP
Insurance brokers (P) Ltd. were accounted
by PwC using the Equity method. Post
March 31, 2007, these companies will
become fully owned subsidiaries of the
SMC Group (i.e. SMC Global + SAM
Global). (MIAC would have 14.9%
ownership in all SMC businesses)

               4.49

               5.69

                 7.78

               0.49

               0.74

                  1.90

               0.01

               0.01

                 0.40

Due to legal entity structure as at March 31, 2007,
financials of SMC Comtrade Ltd. were
accounted by PwC using the Equity
method. As of April 26, 2007 SMC
Comtrade became a fully owned
subsidiary of the SMC Group (i.e. SMC
Global + SAM Global). (MIAC would have
14.9% ownership in all SMC businesses)

        4.37

        8.09

        10.15

        0.58

        0.91

            1.11

       (1.04)

       (1.84)

         0.22

Difference

               9.03

            10.41

               24.18

               4.86

               6.94

                17.27

               2.24

               3.67

                 9.05

Adjusted Final US GAAP PWC figures for SAM
Global and SMC Global

            13.40

            18.50

              34.33

               5.44

               7.85

                18.38

               1.20

               1.83

                 9.27

Financials reported on slides 12 and 22
(Provisional March 31, 2007 Indian GAAP
accounts)

Net Income

Earnings

Before

Income

Taxes

Revenues

Net Income

Earnings

Before

Income

Taxes

Revenues

Net Income

Earnings

Before

Income

Taxes

Revenues

Particulars

FY 2007

FY 2006

FY 2005

31